UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 24, 2007

HSBC Home Equity Loan Trust (USA) 2007-2
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-132348-07

HSBC Home Equity Loan Corporation II
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-132348-01

HSBC Finance Corporation
(Exact name of the sponsor as specified in its charter)

Delaware	36-4082355
(State or Other Jurisdiction of Incorporation of the depositor)	(I.R.S. Employer Identification No. of the depositor)

2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (847) 564-6335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

5.1	Legality Opinion of Sidley Austin LLP.

8.1	Tax Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION II By: /s/ David J. Hunter Name: David J. Hunter Title: Vice President and Assistant Treasurer

Dated:  May 24, 2007

Exhibit Index

Exhibit

5.1	Legality Opinion of Sidley Austin LLP

8.1	Tax Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)